Exhibit 10.6
SECOND AMENDMENT

TO THE

CLIFFS NATURAL RESOURCES INC.

2005 VOLUNTARY NON-QUALIFIED DEFERRED COMPENSATION PLAN

THIS SECOND AMENDMENT to the Cliffs Natural Resources Inc. 2005 Voluntary Non-Qualified Deferred Compensation Plan (the “2005 Plan”) is made pursuant to Section 9.1 of the 2005 Plan by Cliffs Natural Resources Inc. (the “Company”), effective January 1, 2012.

1.    The 2005 Plan is hereby amended by adding the following new paragraph to the end of Section 1.1:

“Anything herein to the contrary notwithstanding, all further employee deferral opportunities and Company contributions under this Plan shall cease as of December 31, 2011.”

IN WITNESS WHEREOF, a duly authorized officer of the Company, pursuant to the authorization of the Board of Directors of the Company, has caused this SECOND AMENDMENT to be executed on this 8th day of November, 2011, effective as set forth above.

CLIFFS NATURAL RESOURCES INC.

By:	/s/ James Michaud
James Michaud
Officer Title: Senior Vice President, Human Resources